Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account B

The Commodore Spirit®

Individual and Group Flexible Premium Deferred Variable Annuities

Supplement Dated November 22, 2024

to Prospectus Dated April 30, 2024

This supplement is intended to update certain information in the prospectus for the variable annuity you own (“Contract”). All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this supplement have the same meaning as in your Contract prospectus.

We have been informed that the Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a Plan of Liquidation with respect to the U.S. Real Estate Portfolio. The U.S. Real Estate Portfolio will suspend the offering of its shares to all investors at the close of business on or about December 4, 2024, and the liquidation is expected to occur on or about December 6, 2024 (“Liquidation Date”).

Prior to the Liquidation Date, you may transfer your account value from the U.S. Real Estate Portfolio subaccount to a subaccount investing in another underlying fund. The Commodore Spirit has subaccounts investing in over thirty underlying funds. The prospectuses of the underlying funds can be accessed at MassMutualAscend.com/Variable-Compliance.

To transfer your account value from the U.S. Real Estate Portfolio to a subaccount investing in another underlying fund, please call 1-800-789-6771 between 9:30 a.m. and 4:00 p.m. ET and provide your transfer instructions before December 6, 2024. You can also fax your transfer instructions to 513-768-5115.

If you choose to do nothing, the subaccount investing in the U.S. Real Estate Portfolio will be terminated and any funds will be transferred to the subaccount of the Commodore Spirit investing in the BNY Mellon Government Money Market Portfolio on the liquidation date or shortly thereafter. The prospectus for the BNY Mellon Government Money Market Portfolio can be accessed at MassMutualAscend.com/Variable-Compliance.

In either case, you will not be charged a transfer fee and the transfer will not count against your 12 free annual transfers.

If you have any questions about this supplement, please call 1-800-789-6771 or contact your registered representative.

Please retain this supplement for future reference.